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                                                                    EXHIBIT 99.4

                           AXCESS INC. & SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS

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                                                           (Unauditied)
                                                           February 28,                  December 31,
                                                               1998                          1997
                                                         -----------------            ------------------
                       Assets

 Current assets:
      Cash and cash equivalents                          $         563,433            $        1,687,178
      Accounts receivable, net                                   1,765,927                     1,864,270
      Inventory                                                  4,983,126                     5,244,116
      Other current assets                                       1,933,402                     1,338,902
                                                         -----------------            ------------------
           Total current assets                                  9,245,888                    10,134,466
                                                         -----------------            ------------------
      Property, plant and equipment, net                         2,933,493                     2,974,725
      Other noncurrent assets                                    1,737,915                     1,576,221
                                                         -----------------            ------------------
                                                         $      13,917,296            $       14,685,412
                                                         =================            ==================

        Liabilities and Stockholders' Equity

 Current liabilities:
      Notes payable to stockholder                       $       2,946,557            $        2,931,821
      Notes payable                                              3,200,601                     3,942,495
      Accounts payable                                           1,608,962                     1,789,321
      Accrued liabilities                                        2,195,309                     2,089,793
      Current portion of capital lease obligations                 782,678                       807,935
                                                         -----------------            ------------------
           Total current liabilities                            10,734,107                    11,561,365
                                                         -----------------            ------------------
 Capital lease obligations                                         105,845                       114,845
 Notes payable, long-term                                          535,205                       535,205
 Other                                                               4,694                         4,694
                                                         -----------------            ------------------
           Total liabilities                                    11,379,851                    12,216,109
                                                         -----------------            ------------------
 Stockholders' equity:
      Convertible preferred stock                               14,017,233                    11,967,233
      Common stock                                                 466,349                       466,349
      Nonvoting convertible common stock                            22,499                        22,499
      Paid-in capital                                           55,538,882                    55,506,256
      Accumulated deficit                                      (67,507,518)                  (65,493,034)
                                                         -----------------            ------------------
           Total stockholders' equity                            2,537,445                     2,469,303
                                                         -----------------            ------------------
                                                         $      13,917,296            $       14,685,412
                                                         =================            ==================
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